EXHIBIT 99.1

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA

CASE NO. 03-61846-CIV-ALTONAGA/BANDSTRA

CONTINENTAL CASUALTY COMPANY, NATIONAL FIRE INSURANCE COMPANY OF HARTFORD, AMERICAN CASUALTY COMPANY OF READING, PENNSYLVANIA, and TRANSCONTINENTAL INSURANCE COMPANY,

Plaintiffs,

v.

THE CURA GROUP, INC.,

Defendant.
_______________________________________/

DEFENDANT'S, THE CURA GROUP, INC., ANSWER TO COMPLAINT, AFFIRMATIVE DEFENSES, AND COUNTERCLAIM

Defendant, The Cura Group, Inc., serves its answer, affirmative defenses, and counterclaim to the Complaint filed by Plaintiffs, Continental Casualty Company, National Fire Insurance Company of Hartford, American Casualty Company of Reading, Pennsylvania, and Transcontinental Insurance Company (collectively "Plaintiffs"), and states:

ANSWER

NATURE OF THE CASE

The complaint contains an introductory section titled "Nature of the Case". This section is not numbered and it is not clear if this section contains allegations of the complaint. To the extent that this section contains any substantive allegations against Defendant, Defendant denies any such allegations.

Jurisdiction and Venue

1. Defendant is without knowledge of the allegations contained in paragraph 1 of the Complaint.

2. Defendant admits, for jurisdictional purposes only, that Continental Casualty Company is an Illinois corporation with its principal business in Chicago, Illinois.

3. Defendant admits, for jurisdictional purposes only, that National Fire Insurance Company of Hartford is a Connecticut corporation with its principal business in Chicago, Illinois.

4. Defendant admits, for jurisdictional purposes only, that American Casualty Company of Reading, Pennsylvania, is a Pennsylvania corporation with its principal business in Chicago, Illinois.

5. Defendant admits, for jurisdictional purposes only, that Transcontinental Insurance Company is a New York corporation with its principal business in Chicago, Illinois.

6. Defendant admits, for jurisdictional purposes only, that The CURA Group, Inc. is a Florida corporation with its principal business in Ft. Lauderdale, Florida.

7. Defendant is without knowledge of the allegations contained in paragraph 7 of the Complaint.

8. Defendant admits the allegations of paragraph 8 for jurisdictional purposes only.

PARTIES

9. Defendant is without knowledge of the allegations contained in paragraph 9 of the Complaint.

10. Defendant admits that it assumes certain employer responsibilities for co-employees. All other allegations in paragraph 10 are denied.

GENERAL ALLEGATIONS

11. Defendant denies that Counterdefendants paid every claim in its entirety, Defendant otherwise admits the allegations contained in paragraph 11 of the Complaint.

12. Defendant is without knowledge of the allegations contained in paragraph 12 of the Complaint.

13. Defendant admits that it entered into various finance agreements with Plaintiffs. All other allegations contained in paragraph 13 are denied.

14. Defendant admits that under various agreements with the Plaintiffs, it may provide collateral in various forms. All other allegations contained in paragraph 14 are denied.

15. Defendant admits that agreements comprising the workers' compensation program peg collateral based on various formulas. Defendants denies all other allegations of paragraph 15 of the Complaint.

16. Defendant denies the allegations contained in paragraph 16 of the Complaint.

17. Defendant admits that it was obligated to provide collateral and/or letters of credit. All other allegations contained in paragraph 17 of the Complaint are denied.

18. Defendant admits that letters of credit were provided to Plaintiffs. All other allegations in paragraph 18 are denied.

19. Defendant admits the allegations in the first sentence in paragraph 19. Defendant is without knowledge as to all remaining allegations in paragraph 19.

20. Defendant is without knowledge as to the allegations contained in paragraph 20 of the Complaint.

COUNT I
(SPECIFIC PERFORMANCE)

21. Defendant reasserts its responses to the previous allegations.

22. Defendant denies the allegations contained in paragraph 22 of the Complaint.

23. Defendant is without knowledge as to the Plaintiffs' mental state or intent. All other allegations in paragraph 23 are denied.

24. Defendant denies the allegations contained in paragraph 24 of the Complaint.

25. Defendant denies the allegations contained in both paragraphs numbered paragraph 25 of the Complaint.

26. Defendant denies the allegations contained in paragraph 26 of the Complaint.

27. Defendant denies the allegations contained in paragraph 27 of the Complaint and the following "WHEREFORE" clause in its entirety.

AFFIRMATIVE DEFENSES

28. **First Affirmative Defense**. Plaintiffs cannot invoke the equitable remedy of specific performance because any damage they may allegedly suffer is readily ascertainable and compensable by money damages, such that Plaintiffs have an adequate remedy at law.

29. **Second Affirmative Defenses**. Prior Material Breach. Plaintiffs cannot obtain specific performance because of their prior material breaches.

30. **Third Affirmative Defense.** Waiver. Plaintiffs waived their right to enforce the Letters of Credit because they reviewed, considered, and approved the Letters of Credit.

31. **Fourth Affirmative Defense**. Impossibility of Performance. Plaintiffs are not entitled to specific performance because of Defendants' impossibility of performance.

32. **Fifth Affirmative Defense**. Laches. Plaintiffs are not entitled to specific performance because of their unreasonable delay in seeking relief to the detriment of Defendant.

33. **Sixth Affirmative Defense**. Absence of Mutuality of Remedy. Plaintiffs are not entitled to specific performance because of the absence of mutuality of remedy between Defendant and Plaintiffs.

34. **Seventh Affirmative Defense**. Unclean Hands. Plaintiffs are not entitled to specific performance because of their failure to do equity with respect to the WC Program as set forth in Defendant's counterclaim.

COUNTERCLAIM

Counterplaintiff, The Cura Group, Inc. ("Cura"), sues the Counterdefendants, Continental Casualty Company, National Fire Insurance Company of Hartford, American Casualty Company of Reading, Pennsylvania, and Transcontinental Insurance Company, (collectively "Counterdefendants"), and alleges:

JURISDICTION AND VENUE

1. Counterplaintiff, The Cura Group, Inc. ("Cura"), is a Florida corporation with its principal place of business in Ft. Lauderdale, Florida.

2. Counterdefendant, Continental Casualty Company, is an Illinois corporation with its principal place of business in Chicago, Illinois.

3. Counterdefendant, National Fire Insurance Company, of Hartford is a Connecticut corporation with its principal place of business in Chicago, Illinois.

4. Counterdefendant, American Casualty Company of Reading, Pennsylvania, is a Pennsylvania corporation with its principal place of business in Chicago, Illinois.

5. Counterdefendant, Transcontinental Insurance Company, is a New York corporation with its principal place of business in Chicago, Illinois.

6. This counterclaim is an action for damages exceeding $75,000.00, exclusive of interest, costs, and attorneys' fees.

7. The causes of action asserted in this counterclaim accrued in this judicial district.

8. Counterdefendants are doing business in this judicial district, have sought affirmative judicial relief in this judicial district, and thus are subject to personal jurisdiction in this judicial district. Venue is accordingly proper.

Parties

9. Cura operates as a professional employer organization ("PEO"). As a PEO, Cura establishes a co-employment relationship with co-employers and assumes employer responsibilities in the human resources area, such as for payroll, employment, taxes, benefits, and workers' compensation.

10. Counterdefendants are affiliated insurance companies licensed and authorized to write workers' compensation insurance in the State of Florida and throughout the United States.

SUMMARY OF ALLEGATIONS

11. This counterclaim by Cura against Counterdefendants arises out of a workers' compensation program (hereinafter the "WC Program" or "WC" for workers compensation only) issued by Counterdefendants to Cura.

12. By this counterclaim Cura seeks to recover damages from Counterdefendants for breach of contract and other causes of action based upon claims mishandling and bad faith by Counterdefendants. Counterdefendants mishandled claims, falsely inflated premiums and collateral requirements charged to Cura, and otherwise failed to comply with the terms of the WC Program, applicable statutes, and the Counterdefendants' own rules and regulations.

13. The WC insurance industry's rating system is designed to achieve a close correlation between the premiums paid to an insurance Defendant denies that Counterdefendants pay every claim in its entirety.company and the claims paid by the insurance company in order to maintain a positive profit margin for insurance companies. The insurance industry's experience rating system evaluates the claims history of a particular insured together with the average claims histories of other similarly classified insureds. Experience rating yields an experience rating modification factor for each insured employer, which is a numerical multiplier applied to an employer's premium to reflect the variation in that employer's claims history from that of similarly classified risks. As an example, a new company would have the relatively low experience rating modification factor of 1.0, which would reflect a neutral history of no claims. The new company's total premium would be multiplied by this factor of 1.0 to determine its premium for the year. However, after time an experience factor is applied. Those employer insureds with a poor claims history are assigned higher experience rating modification factors -- such as 3.4 or 6.7. The estimated premiums for these companies would be multiplied by a factor of 3.4 or 6.7 to determine their total yearly premium. Therefore, a higher experience rating modification factor means higher premiums, often considerably higher.

14. Counterdefendants' dislike of PEOs developed when new companies were established, which were entitled to experience rating modification factors of 1.0. The PEOs would pay workers' compensation for these employees, and their low experience rating modification factor of 1.0 would apply to premiums, not a higher experience rating modification factor, which might otherwise apply.

15. Counterdefendants have undertaken various stratagems to keep PEOs from benefiting from the low experience rating modification factors and/or to maintain high premiums and collateral requirements. Cura has been painted with this broad brush by Counterdefendants such that Counterdefendants have imposed improper and unreasonable conditions and restraints on Cura in the handling of the WC Program, in violation of the WC Program, applicable statutes and/or the Counterdefendants' own rules.

16. Counterdefendants imposed excessive and arbitrary premiums and collateral requirements on Cura. When Cura disputed the exaggerated amount of premiums or collateral requirements Counterdefendants claimed to be owed to Counterdefendant, Counterdefendants' response was this lawsuit. The collateral sought by Counterdefendants in this lawsuit has been further inflated by multipliers and other improper and/or unsubstantiated claims/losses, which Counterdefendants repeatedly have failed to justify through audit and reporting requirements as required under the WC Program.

17. These actions, among others, by Counterdefendants made it possible for Counterdefendants to charge Cura for excess premiums and collateral, in violation of Counterdefendants' own rules and the WC Program.

18. Cura has retained the undersigned law firm to represent it in this action and is obligated to pay the undersigned counsel reasonable attorneys' fees for the professional services rendered in this action.

19. All conditions precedent to maintaining this action have been satisfied by Cura or have been waived or excused by Counterdefendants.

THE WC PROGRAM IN GENERAL

20. Beginning in 1998, and continuing until June 30, 2003, Cura purchased for its co-employees the WC Program from Counterdefendants. Under the WC Program, when a co-employee suffers a work-related injury, the claim is filed directly with Counterdefendants. Counterdefendants initially pay the entire claim; Cura is obligated to reimburse Counterdefendants for that portion of the claim amount or loss that is within the deductible limit, which is one million dollars, of the policies issued under the WC Program.

21. The finance agreements, collateral source, and other related agreements that make up the WC Program are attached hereto as composite exhibit "A" and incorporated herein.

22. Counterdefendants breached these agreements by, among other things, mishandling the claims and payments, failing to provide required information, failing to adequately manage payments, failing to provide required disclosures to Cura, failing to adequately accept new clients, and failing to abide by requirements as to notice, amount, and use of collateral and premiums.

23. Under the WC Program, the maximum amount that Cura was obligated to pay in premiums and/or provide as collateral was determined by a formula involving, among other things, paid losses, claim service fees on incurred losses, workers' compensation deductibles, market charges and administrative fees. Counterdefendants have failed to provide the required disclosures and information and/or required Cura to make excess premium payments and/or provide excess collateral.

24. Throughout the period of the WC Program, Counterdefendants repeatedly threatened to cancel the WC Program, often with little notice.

COUNTERDEFENDANTS FAILED TO TIMELY AND PROPERLY CONDUCT AUDITS AND PROVIDE OTHER DISCLOSURES TO CURA

25. Counterdefendants were obligated to determine the amount of premium owed and collateral requirements by regular audits, and/or other reviews and disclosures.

26. Counterdefendants failed to timely and/or properly conduct the audit(s), through no fault of Cura.

27. As a result of the untimely and/or improper audits and Counterdefendants' other failures to provide proper and timely disclosures, Counterdefendants misrepresented Cura's payroll, states of operation, client base, and other information, upon which Counterdefendants relied to increase premiums and/or collateral requirements.

28. Counterdefendants failed to timely and properly provide paid loss analysis.

29. Counterdefendants failed to timely and properly provide reconciliation of reserves.

30. Counterdefendants failed to timely and properly provide reconciliation of paid claims.

31. Counterdefendants failed to timely and properly provide copies of Cura's and other affiliated policies, as requested by Cura and/or its agents.

COUNTERDEFENDANTS' OWED A FIDUCIARY DUTY TO CURA

32. At all material times, Counterdefendants acted as agents of Cura in procuring and administering the WC Program and had superior knowledge concerning WC matters, which gave rise to fiduciary obligations owed to Cura.

33. Because of Counterdefendants' role as administrator of the WC Program, Counterdefendants have duties to enforce applicable statutory law, as well as their own rules and regulations pertaining to servicing the WC Program, to assure that the WC Program operates with integrity and honesty. Cura placed its confidence and trust in Counterdefendant to properly interpret and apply applicable laws and Counterdefendants' rules and regulations.

34. Cura at all times relied upon and resided trust and confidence in Counterdefendants to treat Cura fairly and to properly insure its co-employees under the WC Program.

35. Furthermore, according to the terms of the policies of the WC Program issued by Counterdefendants to Cura, Counterdefendants owed a fiduciary responsibility to Cura to assure that Counterdefendants' audits were properly conducted and Cura's premiums and collateral requirements were accurately calculated.

36. As a result of the confidential, trusting relationship between Cura and Counterdefendants and Counterdefendants' obligations under the WC Program for its co-employees, a fiduciary relationship existed between Counterdefendants and Cura. This fiduciary relationship obligated Counterdefendants to be truthful and to act in good faith, with loyalty and honesty, toward Cura.

37. More specifically, because of this fiduciary relationship of Counterdefendants with Cura, Counterdefendants owed a duty to make full disclosure to Cura, not to make misrepresentations or to act adversely to Cura, not to take unfair advantage of Cura, and not to fail to disclose information relating to the calculation of

Cura's premiums, the provision of coverage, payment of claims, and collateral requirements.

38. Counterdefendants improperly misrepresented to Cura Cura's collateral and premium requirements. These misrepresentations and the misapplication of Counterdefendants' rules and applicable law resulted in excessive premium and collateral requirements levied upon Cura.

39. Cura attempted to negotiate with Counterdefendants in good faith to resolve the issues of the amount of premiums and collateral requirements for the WC Program. During these discussions, Cura notified Counterdefendants of the ongoing problem with Counterdefendants' unjustified premium and collateral requirements. Counterdefendants did not address Cura's concerns, preferring to expend their efforts on calculating and then charging Cura for improperly inflated premiums and excess collateral based upon incomplete and improper audits.

40. From 1998 to the date this lawsuit was filed against Cura, Counterdefendants, through their authorized agents, made false and misleading statements to Cura upon which Cura reasonably relied in making the decision to initially purchase and to continue purchasing workers' compensation insurance and to provide collateral from Counterdefendants.

41. During this same period, Counterdefendants failed to disclose and concealed material facts from Cura so as to mislead Cura about Counterdefendants' true intentions, *i.e.*, to falsely inflate Cura's premiums and collateral requirements.

42. Counterdefendants' concealment of material facts occurred in the context of a fiduciary relationship between Counterdefendants and Cura. Counterdefendants had

superior knowledge about matters relating to the insurer/insured relationship, about which they were obligated to make full and fair disclosure to Cura.

43. Had Cura known Counterdefendants' concealed intentions, it would have sought WC insurance from other sources, and/or not paid the demanded premium and collateral and/or otherwise further objected to the demanded premium and collateral.

CURA ATTEMPTED IN GOOD FAITH TO RESOLVE THE PAYMENT AND COLLATERAL ISSUES

44. Cura retained John Ritenour ("Ritenour") of Insurance Offices of America with respect to Counterdefendants and the WC Program.

45. The ongoing premium and collateral negotiations, included numerous oral and written communications between Cura and/or Ritenour and Counterdefendants and meetings between their agents and representatives. At no such time did Counterdefendants ever suggest that Counterdefendants questioned the validity of the Letters of Credit or that Counterdefendants were considering (1) calling on the Letters of Credit because of concerns as to their validity or (2) filing this lawsuit against Cura.

COUNTERDEFENDANTS' IMPROPER ACTS, MISHANDLING OF CLAIMS AND BREACHES OF THE WC PROGRAM

46. The misrepresentations, mishandlings and breaches by Counterdefendants include, but are not limited to, the following:

a) Emailing documents demanding that they be executed and returned within three days despite contractual requirements under the WC Program providing for more time to respond.

b) Demanding a $5,000,000 Letter of Credit before Jim Lewis, the President of CNA, would meet with Cura's representatives.

c) Refusing to accept new clients and/or improperly delaying the acceptance process of new clients solely to pressure Cura.

d) Failing to provide certificates of insurance.

e) Threatening cancellation of the WC Program under unreasonable time constraints.

f) Failing to provide information to the States of Oregon, Utah, California, Arizona, New Jersey and New York, resulting in damages to Cura.

g) Failing to manage payments on multiple occasions. For example, (i) Counterdefendants paid a claim for $42,000 for Erik Alexander, three times in error and charged such error to Cura; and (ii) Counterdefendants paid a claim of Edwin Caines for $417,937.00, which claim was not the responsibility of Cura.

h) Misrepresenting the amount of premium and collateral due from Cura by failing to timely complete audits of Cura, and then invalidly calculating inflated premiums and collateral requirements.

i) Wrongfully refusing to pay covered claims.

j) Misrepresenting and wrongfully applying Counterdefendants' rules for purposes of boosting Cura's modification factors to a higher multiplier in order to claim inflated premium amounts and collateral.

k) Failing to provide timely and/or complete deductible payment adjustments.

l) Failing to provide timely and proper notice of premium or collateral adjustments.

m) Failing to prepare and/or pay refunds based on paid loss reconciliation. In addition, failing to prepare a final reconciliation at the end of each paid loss period.

n) Failing to properly investigate claims.

o) Failing to properly determine compensability.

p) Failing to authorize treatment in a timely fashion.

q) Failing to utilize existing managed care relationships.

r) Failing to provide medical management.

s) Failing to perform reserve evaluations.

t) Failing to meet regulatory compliance.

u) Failing to follow up on action plan.

v) Failing to assign defense counsel.

w) Failing to perform legal preparation.

x) Failing to evaluate settlements.

y) Failing to have appropriate supervisory involvement.

z) Failing to communicate with Cura and its co-employees.

aa) Failing to subrogate claims.

bb) Acceleration of claims without regard to the interest of the insured.

cc) Refusing or neglecting to provide Cura with paid loss analysis.

dd) Refusing or neglecting to provide Cura with reconciliations of reserves.

ee) Refusing or neglecting to provide Cura with reconciliations of paid claims.

ff) Failing to provide Cura and other affiliate policies upon request.

47. The actions of Counterdefendants set forth above damaged Cura by impairing Cura's ability to grow, impairing Cura's profitability, forcing Cura to pay claims which Counterdefendants should have paid, forcing Cura to pay inflated premiums and collateral requirements, causing Cura to lose customers, and injuring Cura's reputation, among other damages suffered by Cura.

48.

COUNTERDEFENDANTS IMPROPERLY CALLED ON THE LETTERS OF CREDIT

49. On or about September 2003, Counterdefendants improperly attempted to call on the Letters of Credit. Cura was never provided a copy of Counterdefendants' request/call on the Letters of Credit until this lawsuit was filed.

50. Counterdefendants had no valid reason, contractually or otherwise, to call on the Letters of Credit.

51. On information and belief, Counterdefendants had questions regarding the validity of the Letters of Credit for several months before they called on the Letters of Credit.

52. At no time prior to calling the Letters of Credit did Counterdefendants advise Cura that there were any concerns regarding the Letters of Credit.

53. The initial Complaint filed in this action was the first notice to Cura that Counterdefendants had concerns regarding the Letters of Credit and/or sought substitute collateral.

COUNT I
COMMON LAW BAD FAITH INSURANCE PRACTICES

54. Cura realleges the allegations in paragraphs 1 through 52 set forth above.

55. This is an action by Cura against Counterdefendants for damages in excess of $75,000.00, exclusive of interest and costs, for common law bad faith in the performance of its obligations to Cura under the WC insurance program issued by Counterdefendants to Cura.

56. Pursuant to the terms of the WC Program, Counterdefendants were obligated to provide insurance coverage and to pay claims in accordance with the terms and endorsements of the policies, statutory law, and the rules and regulations of Counterdefendants, to provide proper disclosures to insure that premium and collateral requested were appropriate, to seek only proper premium and collateral increases, and to refrain from making false material statements to Cura.

57. Because of the relationship of insurer/insured between Counterdefendants and Cura, Counterdefendants owed Cura the duty of acting in perfect good faith with respect to protecting the interests of its insured, Cura.

58. Counterdefendants tortiously acted in bad faith by denial of coverage of Cura's WC insurance claims, and unfair claims settlement practices against Cura, and

collection of excessive premiums and/or collateral and the other actions as set forth above, which were done willfully, wantonly, and maliciously, in reckless disregard for the rights of the insured, Cura.

59. Counterdefendants were not justified or privileged to act as set forth above.

60. As a direct consequence of Counterdefendants' bad faith actions as set forth above, Cura incurred damages.

61. Pursuant to the terms of the WC Program, Counterdefendants were obligated to collect from Cura premiums and collateral only for insurance actually provided, in accordance with the applicable classifications, rates, and Counterdefendants' rules.

62. Counterdefendants tortiously acted in bad faith by knowingly attempting to collect premiums for insurance coverage which was not provided or, in due course, to be provided to Cura and/or seeking excess collateral.

63. Counterdefendants further tortiously acted in bad faith by knowingly attempting to collect a sum in excess of the premium applicable to such insurance and collateral, as allowed by the applicable classifications, rates, and Counterdefendants' rules.

64. Counterdefendants also tortiously acted in bad faith in handling Cura's claims, by: a) failing to implement standards for the proper investigation of Cura's claims; b) misrepresenting pertinent facts and/or insurance policy provisions relating to coverage; c) failing to acknowledge and act promptly upon communications with respect to claims; d) denying claims without conducting reasonable investigations based upon

available information; e) failing to promptly provide a reasonable explanation in writing to the insured of the basis in the insurance policy, in relation to the fact or applicable law, for denial of a claim; f) failing to promptly notify Cura of any additional information necessary for the processing of a claim; g) failing to clearly explain the nature of the requested information and the reasons why such information is necessary, and (h) the other actions set forth above.

64. Counterdefendants' bad faith denial of coverage of Cura's workers' compensation insurance claims, unfair claims settlement practices against Cura, claims mishandling, and attempted collection of excessive premiums and collateral, as set forth above, was done willfully, wantonly, and maliciously, in reckless disregard for the rights of the insured, Cura.

65. As a consequence of Counterdefendants' bad faith conduct, Cura has been injured in its business and profession, and has suffered damages.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, interest, costs, punitive damages, and such further relief as this Court deems just and proper.

COUNT II
COMMON LAW FRAUD

66. Cura realleges the allegations in paragraphs 1 through 52 and 55 through 65 set forth above.

67. This is an action by Cura against Counterdefendants for damages in excess of $75,000.000, exclusive of interest and costs, for common law fraud.

68. Counterdefendants made material misrepresentations, and/or concealed and/or omitted material facts to Cura, as stated above, which permitted

Counterdefendants to charge Cura for inflated premiums, and require excess collateral. The misrepresentations were material to Cura, because Cura would have sought workers' compensation insurance from other sources had it known the true nature of Counterdefendants' misrepresentations and nondisclosures.

69. The representations and nondisclosures set forth above were false when made, and Counterdefendants either knew that the representations were false, or should have known of their falsity by reason of their superior knowledge of the facts underlying the statements and nondisclosures.

70. The misrepresentations, nondisclosures, and concealments of Counterdefendants, were made with the specific intent to deceive and induce Cura to enter into an insurer/insured relationship with Counterdefendants and to continue subscribing to WC insurance from Counterdefendants, so that Counterdefendants could continue to take steps to inflate the premiums and collateral requirements charged to Cura, and to continue to mishandle Cura's claims. Through these actions, Counterdefendants induced Cura to remain in the insured/insurer relationship Counterdefendants.

71. Cura reasonably and justifiably relied upon the misrepresentations and appearances of trustworthiness and fiduciary responsibility falsely presented by Counterdefendants to Cura, because Counterdefendant had superior knowledge of the facts concerning workers' compensation insurance.

72. Counterdefendants acted knowingly and recklessly, with willful and wanton disregard for the rights of Cura, in making the material misrepresentations and in failing to disclose material information.

73. As a consequence of Counterdefendants' misrepresentations, which induced Cura to enter into and to continue in its relationship with Counterdefendants, Cura has been injured in its business and profession, and has suffered damages.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, interest, costs, punitive damages, and such further relief as this Court deems just and proper.

COUNT III
NEGLIGENT MISREPRESENTATION

74. Cura realleges the allegations in paragraphs 1 through 52 above.

75. Cura sues Counterdefendants for damages in excess of $75,000.00, exclusive of interest and costs, for negligent misrepresentation.

76. The misrepresentations, nondisclosures, omissions and concealments by Counterdefendants, were made with carelessness, negligence, and with reckless disregard for their truth or falsity with the intent to induce Cura to purchase WC insurance from Counterdefendants and to continue subscribe to the WC Program and to pay excess premiums and to provide excess collateral.

77. Through their negligent misrepresentations, Counterdefendants induced Cura to stay in the relationship with Counterdefendants long enough to allow Counterdefendants to take all possible steps to inflate premiums and collateral requirements, and to ultimately file a lawsuit against Cura.

78. Cura reasonably and justifiably relied upon the misrepresentations and appearances of trustworthiness and fiduciary responsibility negligently and falsely presented by Counterdefendants to Cura, because Counterdefendants had superior knowledge of the facts concerning WC insurance.

79. As a consequence of Counterdefendants' misrepresentations, which induced Cura to enter into and to continue an insurer/insured relationship with

Counterdefendants, Cura has been injured in its business and profession, and has suffered damages.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, interest, costs, punitive damages and such further relief as this Court deems just and proper.

COUNT IV
BREACH OF FIDUCIARY DUTY/CONSTRUCTIVE FRAUD

80. Cura realleges the allegations in 1 through 52 above.

81. This is an action by Cura against Counterdefendants for damages in excess of $75,000.00, exclusive of interest and costs, for breach of fiduciary duty and constructive fraud.

82. As set forth above, Counterdefendants' relationship with Cura was a confidential and agency relationship, by which Counterdefendants owed fiduciary duties of loyalty, honesty, fairness, and good faith to Cura.

83. In particular Counterdefendants owed Cura the following duties:

a) to provide insurance coverage and to pay claims in accordance with the terms and endorsements of the policies, statutory law, and the rules and regulations of Counterdefendants;

b) to collect from Cura premiums only for insurance actually provided, in accordance with the applicable classifications and rates filed with and approved by applicable State and Federal rules and regulations;

c) not to collect a sum in excess of the premium applicable to such insurance;

d) not to collect excess collateral;

e) to handle Cura's claims with care, fairness, and in accordance with the claims handling procedures established by statute, and by Counterdefendants' rules and regulations;

f) to maintain as confidential and privileged all information provided to Counterdefendants by Cura;

g) not to make misrepresentations and to make full disclosure of all material facts to Cura;

h) not to act adversely to Cura or in conflict with Cura's interests; and

i) not to take unfair advantage of the opportunities of the agency positions of Counterdefendants with Cura.

84. Counterdefendants breached their fiduciary duties owed to Cura, and thereby perpetrated a constructive fraud on Cura by committing the derelictions in duty and misrepresentations set forth in the preceding incorporated paragraphs of this counterclaim, and by realizing profits from Counterdefendants' agency relationship with Cura.

85. In the performance of their agency/fiduciary relationship with Cura, Counterdefendants acted with willful and wanton disregard of the rights of Cura.

86. By reason of Counterdefendants' breaches of their fiduciary duties owed to Cura, Cura has suffered damage.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, interest, costs, punitive damages, and such further relief as this Court deems just and proper

COUNT V
BREACH OF THE IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING

87. Cura realleges the allegations in 1 through 52 above.

88. This is an action by Cura for damages in excess of $75,000.00, exclusive of interest and costs, against Counterdefendants for breach of the implied covenant of good faith and fair dealing.

89. Cura had a reasonable expectation in light of the relationship and express agreement with Counterdefendants that Counterdefendants would act in good faith and deal fairly with Cura with respect to the WC Program. Counterdefendants did not do so.

90. As a direct and proximate result of Counterdefendants' breach of the implied covenant

of good faith and fair dealing, Cura has been damaged.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, interest, costs, and such further relief as this Court deems just and proper.

COUNT VI
BREACH OF CONTRACT

91. Cura realleges the allegations in 1 through 52 above.

92. This is an action by Cura for damages in excess of $75,000.00, exclusive of interest and costs, against Counterdefendants for breach of contract.

93. According to the terms of the WC Program issued to Cura by Counterdefendants, Counterdefendants agreed to provide workers' compensation insurance and charge premiums and require collateral consistent with the WC Program.

94. Counterdefendants breached the WC Program by, among other things, mishandling claims and payments, failing to provide necessary disclosures to Cura, and charging excess premiums and requiring excess collateral as set forth above.

95. All conditions precedent have been performed by Cura and/or waived by Counterdefendants.

96. As a direct and proximate result of Counterdefendants' breaches, Cura has been damaged.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, interest, costs, and such further relief as this Court deems just and proper.

COUNT VII
VIOLATION OF FLORIDA INSURANCE CODE
UNFAIR INSURANCE TRADE PRACTICES ACT
(§ 626.9541, and 624.155)

98. Cura realleges the allegations in 1 through 52 above.

99. This is an action by Cura against Counterdefendants for damages in excess of $75,000.00 for violation of the Florida Insurance Code (Unfair Insurance Trade Practices Act), §§626.9541 and 624.155, *Fla. Stat.*

100. Pursuant to the terms of the WC Program, Counterdefendants were obligated to provide insurance coverage and to pay claims in accordance with the terms and conditions of the policies, and in accordance with statutory law and the rules and regulations of Counterdefendants. Counterdefendants mishandled in bad faith WC insurance claims submitted on behalf of employees of Cura and mishandling in bad faith the WC Program.

101. Counterdefendants' bad faith mishandling of WC claims and the WC Program, when, under all the circumstances, it could and should have done so, constitutes a violation of Florida law.

102. As a direct consequence of Counterdefendants' actions, Cura incurred damages.

103. Counterdefendants also acted in bad faith and in violation of the Florida Insurance Code (Unfair Insurance Trade Practices Act), in connection with, among other things, their mishandling of claims by: a) failing to implement standards for the proper investigation of Cura's claims; b) misrepresenting pertinent facts and/or insurance policy provisions relating to coverage; c) failing to acknowledge and act promptly upon communications with respect to claims; d) denying claims without conducting reasonable investigation based upon available information; e) failing to promptly provide a reasonable explanation in writing to the insured of the basis in the insurance policy, in relation to the fact or applicable law, for denial of a claim; f) failing to promptly notify Cura of additional information necessary for the processing of a claim; g) failing to clearly explain the nature of the requested information and the reasons why such information is necessary; h) improperly raising premiums and/or collateral requirements, and (i) the other actions set forth above. These failures to perform by Counterdefendants were committed with such frequency as to indicate a general business practice.

104. Counterdefendants' bad faith denial of coverage of Cura's WC insurance claims, and unfair claims settlement practices against Cura, and collection of excessive premiums and/or collateral and the other actions as set forth above, were done

willfully, wantonly, and maliciously, in reckless disregard for the rights of the insured, Cura, and occurred with such frequency as to indicate a general business practice.

105. As a consequence of Counterdefendants' bad faith conduct, Cura has been injured in its business and profession, and has suffered damages.

106. Pursuant to §624.155, *Fla. Stat.*, Cura has a civil remedy for Counterdefendants' violations as set forth above, and is entitled to recovery of prevailing party attorneys' fees and costs.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, treble damages, interest, costs, attorneys' fees, and such further relief as this Court deems just and proper.

COUNT VIII
VIOLATION OF ILLINOIS INSURANCE CODE
(UNFAIR METHODS OF COMPETITION AND UNFAIR AND DECEPTIVE ACTS AND PRACTICES)
(CHAPTER 215, ACT 5)

107. Cura realleges the allegations in 1 through 52 above.

108. This is an action by Cura against Counterdefendants for damages in excess of $75,000.00 for violation of the Illinois Insurance Code (Unfair Insurance Trade Practices Act), Chapter 215, Act 5.

109. Pursuant to the terms of the WC Program, Counterdefendants were obligated to provide insurance coverage and to pay claims in accordance with the terms and conditions of the policies, and in accordance with statutory law and the rules and regulations of Counterdefendants.

110. Counterdefendants mishandled in bad faith WC claims submitted on behalf of employees of Cura and/or the WC Program, and improperly sought premiums and collateral without providing proper disclosures as set forth above.

111. Counterdefendants' bad faith mishandling of WC claims and/or the WC Program, when, under all the circumstances, it could and should have done so, constitutes a violation of the Illinois Insurance Code.

112. As a direct consequence of Counterdefendants' actions, Cura incurred damages.

113. Counterdefendants also acted in bad faith and in violation of the Illinois Insurance Code by, among other things, mishandling claims by: a) failing to implement standards for the proper investigation of Cura's claims; b) misrepresenting pertinent facts and/or insurance policy provisions relating to coverage; c) failing to acknowledge and act promptly upon communications with respect to claims; d) denying claims without conducting reasonable investigation based upon available information; e) failing to promptly provide a reasonable explanation in writing to the insured of the basis in the insurance policy, in relation to the fact or applicable law, for denial of a claim; f) failing to promptly notify Cura of additional information necessary for the processing of a claim; g) failing to clearly explain the nature of the requested information and the reasons why such information is necessary; h) improperly raising premiums and/or collateral requirements, and (i) the other actions set forth above. These failures to perform by Counterdefendants were committed with such frequency as to indicate a general business practice.

114. Counterdefendants' bad faith denial of coverage of Cura's Workers' compensation insurance claims, and unfair claims settlement practices against Cura, and collection of excessive premiums and/or collateral and the other actions as set forth above, were done willfully, wantonly, and maliciously, in reckless disregard for the rights

of the insured, Cura, and occurred with such frequency as to indicate a general business practice.

115. As a consequence of Counterdefendants' bad faith conduct, Cura has been injured in its business and profession, and has suffered damages.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, interest, costs, attorneys' fees, and any other statutorily permitted damages and such further relief as this Court deems just and proper.

COUNT IX
VIOLATION OF FLORIDA'S UNFAIR AND DECEPTIVE TRADE PRACTICES ACT
(§ 501.201 et seq.)

116. Cura realleges the allegations in 1 through 52 above.

117. This is an action by Cura against Counterdefendants for damages in excess of $75,000.00 for violation of the Florida Unfair and Deceptive Trade Practices Act, §501.201 et seq., *Fla. Stat.*

118. Counterdefendants' deceptive acts, misrepresentations, concealments and/or omissions of material facts as set forth above constitute an unfair method of competition, unconscionable acts or practices, and/or unfair or deceptive acts or practices in the conduct of trade and commerce and thus are unlawful.

119. Counterdefendants committed such acts knowingly, wantonly or willfully and/or with the intent that Cura rely on the deceptions.

120. These deceptions occurred in the course of trade or commerce.

121. As a consequence of Counterdefendants' bad faith conduct, Cura has been injured in its business and profession, and has suffered damages.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, interest, costs, attorneys' fees and any other

statutorily permitted damages and such further relief as this Court deems just and proper.

COUNT X
VIOLATION OF ILLINOIS' CONSUMER FRAUD AND DECEPTIVE TRADE PRACTICES ACT

122. Cura realleges the allegations in 1 through 52 above.

123. This is an action by Cura against Counterdefendants for damages in excess of $75,000.00 for violation of the Illinois Consumer Fraud and Deceptive Trade Practices Act.

124. Counterdefendants' deceptive acts, misrepresentations, concealments and/or omissions of material facts as set forth above constitute an unfair method of competition, unconscionable acts or practices, and/or unfair or deceptive acts or practices in the conduct of trade and commerce and thus are unlawful.

125. Counterdefendants committed such acts with fraud, actual malice, knowingly, wantonly, willfully, and/or with such negligence as to indicate a wanton disregard of the rights of others and with the intent that Cura rely on the deceptions.

126. These deceptions occurred in the course of trade or commerce.

127. As a consequence of Counterdefendants' bad faith conduct, Cura has been injured in its business and profession, and has suffered damages.

WHEREFORE, Cura demands judgment against Counterdefendants for compensatory and consequential damages, punitive damages, interest, costs, attorneys' fees, and such further relief as this Court deems just and proper.

DEMAND FOR TRIAL BY JURY

Cura demands a trial by jury of all issues so triable.

CERTIFICATE OF SERVICE

I CERTIFY that a copy of the foregoing has been furnished to: **Harry O. Thomas, Esquire**, Radey, Thomas, Yon & Clark, P.A., 313 N. Monroe Street, Suite 200, Tallahassee, Florida 32301 by: [ ] Facsimile; [ ] Federal Express; [ ] U.S. Mail; [ ] Hand Delivered this 31st day of October, 2003.

PAGE, MRACHEK, FITZGERALD & ROSE, P.A.
505 South Flagler Drive, Suite 600
West Palm Beach, FL 33401
561-655-2250 Telephone
561-655-5537 Fax
e-mail: lmrachek@pm-law.com
e-mail: kreagan@pm-law.com
Attorneys for The CURA Group, Inc.

By: /s/
L. Louis Mrachek
Florida Bar No. 182880
Kelly L. Reagan
Florida Bar No. 142506